Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

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Supplement Dated June 21, 2005
To
Prospectus Dated March 1, 2005

Maximum Investment Limitation for Purchases of Class B Shares

Commencing August 1, 2005, North Track will impose a $50,000 limit on each purchase of Class B shares of any of the Funds. Purchase orders in excess of this amount will not be accepted. Persons looking to invest more than $50,000 are encouraged to consider acquiring Class A or Class C shares as an alternative. Please read the Prospectus for more information.